INCOME TAX - Company's net deferred tax assets (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net-operating loss carryforward	$ 49,154	$ 0
Unrealized gain on marketable securities	6,726	0
Total deferred tax assets	42,428	0
Valuation allowance	(42,428)	0
Deferred tax assets	$ 0	$ 0